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                                                                   EXHIBIT 10.21


                              INTELLON CORPORATION
                          2000 EMPLOYEE INCENTIVE PLAN


1.       BACKGROUND AND PURPOSE

         Intellon Corporation (the "Corporation") hereby establishes the Intellon Corporation 2000 Employee Incentive Plan (the "Plan"). The purpose of this Plan is to enable the Corporation to attract and retain key employees and consultants to provide them with an incentive to maintain and enhance the Corporation's long-term performance record. It is intended that this purpose will best be achieved by granting eligible employees incentive stock options ("ISOs"), eligible employees and consultants non-qualified stock options ("NQSOs"), and eligible employees and consultants restricted stock grants under this Plan pursuant to the rules set forth in Sections 83, 162(m), 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       ADMINISTRATION

         The Plan shall be administered by a Committee of the Corporation's Board of Directors (the "Committee"). This Committee shall consist of at least two members of the Corporation's Board of Directors (the "Board") each of whom shall, unless the Board determines otherwise, meet the requirements for a "Non-Employee Director" as set forth in Rule 16b-3(b)(3) or any successor provision, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the requirements for an "outside director" as set forth in Code Section 162(m) and the regulations thereunder. Subject to the provisions of the Plan, the Committee shall possess the authority, in its discretion, (a) to determine the key employees of the Corporation to whom, and the time or times at which, ISOs, NQSOs (ISOs and NQSOs are collectively referred to as "options"), and restricted stock grants (all three types of grants are collectively referred to as "awards") shall be granted; (b) to determine at the time of grant whether an award will be an ISO, a NQSO, a restricted stock grant or a combination of these awards and the number of shares to be subject to each award; (c) to prescribe the form of the award agreements and any appropriate terms and conditions applicable to the awards and to make any amendments to such agreements or awards; (d) to interpret the Plan; (e) to make and amend rules and regulations relating to the Plan; and (f) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations shall be conclusive and binding. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award granted hereunder.

3.       ELIGIBLE RECIPIENTS

         Awards of ISOs may be granted under the Plan only to key employees of the Corporation and its subsidiaries (which shall include all corporations of which greater than fifty percent (50%) of the voting stock is owned by the Corporation directly or through one or more corporations of which greater than fifty percent (50%) of the voting stock is so owned and which are consolidated with the Corporation for purposes of financial reporting), and awards of NQSOs and restricted stock awards may be granted under the Plan only to key employees and consultants of the Corporation and its subsidiaries (which shall include all corporations of which greater than fifty percent (50%) of the voting stock is owned by the Corporation directly or through one or more corporations of which greater than fifty percent (50%) of the voting stock is so owned and which are consolidated with the Corporation for purposes of financial reporting), which key employees and consultants have the capability of making a substantial contribution to the success of the Corporation and its subsidiaries.


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4.       SHARES AVAILABLE

         The total number of shares of the Corporation's Common Stock (par value of $.01 per share) available in the aggregate for awards under this Plan at any time is equal to: (i) the number of shares available for the grant of options under the Corporation's Amended and Restated Incentive Plan on the closing date of the Corporation's initial public offering of its Common Stock (the "Maximum Share Amount"), which Maximum Share Amount (ii) shall be increased (x) on January 1, 2001 by that number of shares of Common Stock that is equal to four percent (4%) of the issued and outstanding shares of Common Stock on January 1, 2001, (y) on January 1, 2002 by that number of shares of Common Stock that is equal to four percent (4%) of the issued and outstanding shares of Common Stock on January 1, 2002, and (z) on January 1, 2003 by that number of shares of Common Stock that is equal to four percent (4%) of the issued and outstanding shares of Common Stock on January 1, 2003 (with each of January 1, 2001, January 1, 2002 and January 1, 2003 being referred to as a "Refreshment Date"), and which Maximum Share Amount specifically excludes for purposes of such calculation, among other things, treasury shares, shares issuable upon the exercise of any option granted pursuant to this Plan, or under any other then existing employee or director stock option or stock purchase plans, or any other arrangement or contract, prior to the exercise of any such options, but which Maximum Share Amount specifically includes the delivery to the recipient by any such plans of certificates evidencing stock grants made under such plans, the vesting in favor of any such recipients of any stock grants made under such plans, or other indefeasible distribution of any stock under such other arrangements, contracts or plans with respect to the Company's employees or directors as are approved by the Company's Board of Directors; provided, that the maximum number of shares of Common Stock which can be added to the Plan on a Refreshment Date shall not exceed 2,500,000 shares, which number of shares shall be subject to adjustment in accordance with Section 10 of the Plan; and provided further, that once the Maximum Share Amount is increased it shall not be reduced in connection with any decrease in the number of issued and outstanding shares of the Common Stock occurring after such increase (other than as a result of an adjustment made pursuant to , contemplated by , or as provided in Section 10 of the Plan). The Maximum Share Amount shall be subject to substitution or adjustment as provided in Section 10 of the Plan. Shares to be granted or issued under the Plan may be authorized and unissued shares or may be treasury shares.

         The total number of shares of the Corporation's Common Stock available in the aggregate for grants under this Plan with respect to which ISOs may be granted shall not exceed 8,000,000 shares of the Corporation's Common Stock (subject to substitution or adjustment as provided in Section 10 under this Plan).

         If an award expires, terminates or is canceled without being exercised or becoming vested, new awards may thereafter be granted under the Plan covering such shares unless Rule 16b-3 provides otherwise. No award may be granted more than 10 years after the effective date of the Plan, other than ISOs which may not be granted more than 10 years after the date the Plan is adopted or more than 10 years after the date the Plan is approved by stockholders, whichever is earlier.

         The total number of shares with respect to which ISO or NQSO awards in the aggregate may be granted to any one employee may not exceed 500,000 shares per calendar year (subject to substitution or adjustment as provided in Section
10).

5.       TERMS AND CONDITIONS OF ISOS


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         Each ISO granted under the Plan shall be evidenced by an ISO option agreement in such form as the Committee shall approve from time to time, which agreement shall conform with this Plan and contain the following terms and conditions:

         (a) Exercise Price. The exercise price under each option shall be equal to or greater than the fair market value of the Common Stock at the time such option is granted. If an option is granted to an employee who at the time of grant owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation (a "10-percent Shareholder"), the purchase price shall be at least 110 percent of the fair market value of the stock subject to the option.

         (b) Duration of Option. The Committee shall establish a period within which the option must be exercised provided that each option by its terms shall not be exercisable after the expiration of ten years from the date such option is granted. In the case of an option granted to a 10-percent Shareholder, the option by its terms shall not be exercisable after the expiration of five years from the date such option is granted. Any option that remains unexercised after the latest date it could have been exercised under any provision of this Plan shall be forfeited as of such date.

         (c) Options Nontransferable. Each option by its terms shall not be transferable by the participant otherwise than by will or the laws of descent and distribution and shall be exercisable, during the participant's lifetime, only by the participant, the participant's guardian or the participant's legal representative.

         (d) Exercise Terms. Each option granted under the Plan shall become exercisable at such time and upon the attainment of such goals as may be specified by the Committee at the time of grant, which conditions may vary from one grant to another. Options may be partially exercised from time to time during the period extending from the time they first become exercisable until a date established by the Committee which shall not extend beyond the tenth anniversary (fifth anniversary for a 10-percent Shareholder) of the date of grant.

                  No outstanding option may be exercised by any person if the employee to whom the option is granted is, or at any time after the date of grant has been, engaged, directly or indirectly in conduct that competes with the Corporation or any affiliated company. The Committee has the sole discretion to determine whether an employee's actions constitute competition with the Corporation or any affiliated company. The Committee may impose such other terms and conditions on the exercise of options as it deems appropriate to serve the purposes for which this Plan has been established.

         (e) Maximum Value of ISO Shares. No ISO shall be granted to an employee under this Plan or any other ISO plan of the Corporation or its subsidiaries to purchase shares as to which the aggregate fair market value (determined as of the date of grant) of the Common Stock which first become exercisable by the employee in any calendar year exceeds $100,000.

         (f) Payment of Exercise Price. An option shall be exercised upon written notice to the Corporation accompanied by payment in full for the shares being acquired. The payment shall be made in cash, by check or, if the option agreement so permits, by delivery of shares of Common Stock of the Corporation beneficially owned by the participant, duly assigned to the Corporation with the assignment


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                  guaranteed by a bank, trust company or member firm of the New
                  York Stock Exchange, or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date and must have been held by the participant for more than six months.

6.       TERMS AND CONDITIONS FOR NQSOS

         Each NQSO granted under the Plan shall be evidenced by a NQSO option agreement in such form as the Committee shall approve from time to time, which agreement shall conform to this Plan and contain the same terms and conditions as the ISO option agreement except that:

         (a) Exercise Price. The Committee may grant a NQSO having an exercise price that is less than, equal to or greater than the fair market value of the Corporation's Common Stock at the time the option is granted; however, the exercise price of a NQSO that is intended to qualify as "performance-based compensation" under Code Section 162(m) shall equal the fair market value of the Corporation's Common Stock on the date of grant;

         (b) Percentage Restriction Not Applicable. The 10-percent Shareholder restrictions in Sections 5(a), 5(b) and 5(d) and the maximum value of share rules of Section 5(e) shall not apply to NQSO grants;

         (c) Duration of Option. The Committee shall establish a period within which the option must be exercised and the requirement in Sections 5(b) and 5(d) that the each option by its terms must be exercised within ten years from the date such option is granted (five years for 10-percent Shareholders) shall not apply;

         (d) Option Transfer. A NQSO may be transferred, to the extent permitted under the option agreement or any administrative procedure adopted by the Committee, by gift to family members or entities beneficially owned by family members or other permitted transferees, in which case the option may be exercised by the participant's permitted transferee under this section;

         (e) Exercise Terms. Each option granted under the Plan shall become exercisable at such time and upon the attainment of such goals as may be specified by the Committee at the time of grant, which conditions may vary from one grant to another. Options may be partially exercised from time to time during the period extending from the time they first become exercisable until the expiration date of the option.

                  No outstanding option may be exercised by any person if the recipient to whom the option is granted is, or at any time after the date of grant has been, engaged, directly or indirectly in conduct that competes with the Corporation or any affiliated company. The Committee has the sole discretion to determine whether a recipient's actions constitute competition with the Corporation or any affiliated company. The Committee may impose such other terms and conditions on the exercise of options as it deems appropriate to serve the purposes for which this Plan has been established.

         To the extent an option initially designated as an ISO exceeds the value limit of Section 5(e), it shall be deemed a NQSO and shall otherwise remain in full force and effect.

7.       TERMS AND CONDITIONS OF RESTRICTED STOCK GRANTS


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         The Committee may, evidenced by such written agreement as the Committee shall from time to time prescribe, grant to an eligible employee or consultant a specified number of shares of the Corporation's Common Stock which shall vest only after the attainment of the relevant restrictions described below ("restricted stock"). Such restricted stock shall have an appropriate restrictive legend affixed thereto. A restricted stock grant shall be subject to the following conditions and restrictions:

         (a) Restricted stock may not be sold or otherwise transferred by the participant until ownership vests, provided however, to the extent required for the restricted stock grant to be exempt under Rule 16b-3 of the Exchange Act, the restricted stock must be held by the participant for at least six months following the date of vesting.

         (b) Ownership shall vest only following satisfaction of one or more of the following criteria as the Committee may prescribe:

                  (i) the passage of an amount of time, as the Committee in its discretion may provide, from the date of grant.

                  (ii) the attainment of performance-based goals established by the Committee as of the date of grant. The Committee may establish such performance goals based on one or more targets, including but not limited to the following:

                           -        total shareholder return

                           -        earnings per share growth

                           -        cash flow growth

                           -        return on equity

                           -        sales growth

                           -        increased market penetration

                           -        customer growth

                  (iii) any other conditions the Committee may prescribe, including a non-compete requirement.

         (c) Unless the Committee shall determine otherwise, the Committee shall grant and administer all performance-based awards under
                  (b)(ii) above with the intent of meeting the criteria of Code
                  Section 162(m) for performance-based compensation. In order to meet these criteria, the outcome of all targeted goals shall be substantially uncertain on the date of grant; the goals shall be established no later than 90 days following the commencement of service to which the goals relate; the minimum period for attaining each performance goal shall be one year; and the Committee shall certify at the conclusion of the performance period whether the performance-based goals have been attained. Such certification may be made by noting the attainment of the goals in the minutes of the Committee's meetings. The maximum value of restricted stock awards that may be granted to any participant in a calendar year shall not exceed $10,000,000 (measured by the


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                  difference between the amount the participant must pay for the restricted shares and the fair market value of the shares on the date of the award).

          (d) Except as otherwise determined by the Committee, all rights and title to restricted stock granted to a participant under the Plan shall terminate and be forfeited to the Corporation upon failure to fulfill all conditions and restrictions applicable to such restricted stock.

         (e) Except for the restrictions set forth in this Plan and those specified by the Committee in any restricted stock agreement, a holder of restricted stock shall possess all the rights of a holder of the Corporation's Common Stock, (including voting and dividend rights); provided, however, that prior to vesting, the certificates representing such shares of restricted stock (and the amount of any dividends issued with respect thereto) shall be held by the Corporation for the benefit of the participant and the participant shall deliver to the Corporation a stock power executed in blank covering such shares. As the shares vest, certificates representing such shares shall be released to the participant.

         (f) All other provisions of the Plan not inconsistent with this section shall apply to restricted stock or the holder thereof, as appropriate, unless otherwise determined by the Committee.

8.       GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

         The Corporation shall not be required to deliver any certificate upon the grant, vesting or exercise of any award until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary to ensure compliance with any law or regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction under this Plan. Certificates delivered upon such grant, vesting or exercise may bear a legend restricting transfer absent such compliance. Each award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such awards or the issue or purchase of shares thereunder, such awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee in the exercise of its reasonable judgment.

9.        IMPACT OF TERMINATION OF EMPLOYMENT

         (a) If the employment of a participant terminates by reason of death or permanent physical disability (as determined by the Committee) at a time at which 40% or more of the participant's award had vested, then all of such participant's unvested awards shall become immediately vested and exercisable upon the participant's termination date. If the employment of a participant terminates by reason of death or permanent physical disability (as determined by the Committee) at a time at which less than 40% of the participant's award had vested, then only such participant's vested awards shall be vested and exercisable upon the participant's termination date. Any vested portion of an option may be exercised by the participant or, in the event of the participant's death, by the participant's personal representative any time prior to the earlier of the expiration date of the option or the expiration of 12 months after the date of termination.


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         (b)      Reserved.

         (c) Upon termination of a participant's employment for "cause," any vested option may not be exercised after termination of employment and any unvested award shall be forfeited. For purposes of this Section 9 and Section 16, "cause" shall mean
                  (i) the participant's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Corporation or any affiliate, the participant's perpetration or attempted perpetration of fraud, or the participant's participation in a fraud or attempted fraud, on the Corporation or any affiliate, or the participant's unauthorized appropriation of, or attempt to misappropriate, any tangible or intangible assets or property of the Corporation or any affiliate; (ii) any act or acts of disloyalty, misconduct or moral turpitude by the participant which the Board determines in good faith has been or is likely to be demonstrably injurious to the interest, property, operations, business or reputation of the Corporation or any affiliate, or the participant's conviction of a crime other than minor traffic violations or other similar minor offenses; (iii) the participant's intentional refusal or willful failure (other than by reason of disability as determined in Section 9(a)) to carry out `instructions by his superiors; or (iv) the participant's breach of any confidentiality, non-solicitation or non-compete agreement with the Corporation or any affiliate.

         (d) Upon termination of a participant's employment for any reason other than the events described in Sections 9(a) or (c) above, any vested option that was exercisable immediately preceding termination may be exercised at any time prior to the earlier of the expiration date of the option or the expiration of three months after the date of such termination. Any unvested award shall be forfeited upon any such termination of the participant's employment.

          (e)     Miscellaneous Termination Provisions

                  Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular participant or group of participants, which shall be memorialized in the participant's original or amended award agreement or similar document. Unless otherwise determined by the Committee, an authorized leave of absence shall not constitute a termination of employment for purposes of this Plan.

                  An option that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions shall be forfeited.

10.      ADJUSTMENT OF SHARES

         In the event of any change in the Common Stock of the Corporation by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4, the number and kind of shares which thereafter are subject to an award under the Plan and the number and kind of shares set forth in options under outstanding agreements and unvested shares set forth in awards under outstanding agreements and the price per share thereunder shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.


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11.      WITHHOLDING TAXES

         A participant's benefits under the terms of this Plan shall be subject to such federal, state and local income and employment tax withholdings as benefits of this type are normally subject. Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan, or whenever restricted stock vests, the Corporation shall have the right to require the recipient to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate or certificates for such shares or to take any other appropriate action to satisfy such withholding requirements. Notwithstanding the foregoing, subject to such rules as the Committee may promulgate and compliance with any requirements under Rule 16b-3, the recipient, may satisfy such obligation in whole or in part by electing to have the Corporation withhold shares of Common Stock from the shares to which the recipient is otherwise entitled, provided that the amount of such withholding shall not exceed the Corporation's statutory withholding requirements.

12.       NO EMPLOYMENT OR CONSULTANT RIGHTS

         The Plan and any awards granted under the Plan shall not confer upon any participant any right with respect to continuance as an employee or consultant of the Corporation or any subsidiary, nor shall they interfere in any way with the right of the Corporation or any subsidiary to terminate the participant's position as an employee or consultant at any time.

13.       RIGHTS AS A SHAREHOLDER

         The recipient of any option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying shares of Common Stock are issued to the recipient. The recipient of a restricted stock grant shall have all rights of a shareholder except as otherwise limited by the terms of this Plan or award agreement.

14.       STOCKHOLDERS AGREEMENT

         The Board, in its discretion, may include provisions in the agreement evidencing a recipient's award of an option or restricted stock grant under the Plan that requires as a condition to a participant's exercise of any option or receipt of a restricted stock grant that the participant must enter into a Shareholders Agreement with the Corporation in form and substance acceptable to the Board.

15.       AMENDMENT AND DISCONTINUANCE

         This Plan may be amended, modified or terminated by the Committee or by the shareholders of the Corporation, except that the Committee may not, without approval of a majority of the shareholders present in person or by proxy entitled to vote thereon, increase the maximum number of shares as to which awards may be granted under the Plan, increase the number of awards that may be granted per year per participant, change the class of eligible persons, or modify or terminate the Plan in a manner that requires shareholder approval under applicable law, without obtaining such approval. Notwithstanding the foregoing, to the extent permitted by law, the Committee may amend the Plan without the approval of shareholders. Except as required by law, no amendment, modification, or termination of the Plan may, without the written consent of a participant to whom any award shall theretofore have been granted, adversely affect the rights of such participant under such award.

16.      CHANGE IN CONTROL


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         (a)      Notwithstanding other provision of the Plan, in the event of a change in control of the Corporation (as defined in subsection
                  (b) below), (i) the vesting schedule of each option holder shall be accelerated by one year; or (ii) a minimum of 50% of all of a participant's options (meaning all options ever granted and not canceled including those already vested), starting with the options granted under the earliest options grant to the participant, shall become immediately vested, whichever is greater. Additionally, notwithstanding any other provision of the Plan and unless directed otherwise by a resolution of the Committee adopted prior to and specifically relating to the occurrence of a change in control, if there is a change in control and a participant's employment or consulting relationship is terminated by the Corporation, its subsidiaries or their successors (other than a termination for cause) upon such change in control or at any time during the one year period after such change of control occurs, all of a participant's unvested awards will become immediately vested and exercisable on the participant's termination date. For purposes of this paragraph (a) "terminated by the Company" means either the participant has been fired or otherwise terminated by the Corporation, its subsidiaries or their successors, or the participant has elected to resign or terminate his contractual relationship with the Corporation, its subsidiaries or their successors within 90 days after any of the following:

                  (i) a material reduction in the participant's total compensation (which will include salary, bonus, consulting fee, commission structure or stock options and other equity-based compensation) without the participant's written consent (it being understood that a change in the form or measure of compensation such as a change from salary-based to commission-based compensation, or a rearrangement of the participant's compensation package to include a different combination of salary, bonus, commission, options, and/or incentive equity, will not by itself constitute such a material reduction);

                  (ii) a relocation of the participating employee's place of employment to a site at least 100 miles away from the participating employee's employment site immediately before the change in control without the participating employee's written consent; or

                  (iii) a material reduction in the participating employee's job authority and responsibilities without the participating employee's written consent.

         (b)      For purposes of this section, "change in control" means:

                  (i)      there shall be consummated

                           -        any consolidation or merger of the
                                    Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of the Corporation's common stock are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a wholly-owned subsidiary of the Corporation immediately before the


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                                    consolidation or merger and provided that
                                    the shareholders of the Corporation
                                    immediately prior to the consolidation or merger do not own 50% or more of the outstanding common stock of the surviving corporation immediately after the consolidation or merger; or

                           - any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation (other than to one or more directly or indirectly wholly-owned subsidiaries of the Corporation); or

                  (ii) the shareholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation; or

                  (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the Corporation's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Corporation immediately before it becomes such 50% beneficial owner; or

                  (iv) individuals who constitute the Board on the effective date of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of this Plan whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (iv), considered as though such person were, and shall be deemed to be, a member of the Incumbent Board.

         (c) For purposes of this paragraph "termination for cause" shall have the meaning set forth at Section 9.

17.       EFFECTIVE DATE

         The effective date of this Plan is the later of (i) the first business day following the closing of the Company's initial public offering of shares of the Corporation's Common Stock, or (ii) the date of approval by the holders of a majority of the votes entitled to be cast on the approval of this Plan by the holders of the outstanding voting shares of the Corporation, as noted below.

18.       DEFINITIONS

         Any terms or provisions used herein which are defined in Sections 83, 162(m), 421, or 422 of the Internal Revenue Code as amended, or the regulations thereunder or corresponding provisions of subsequent laws and regulations in effect at the time options are made hereunder, shall have the meanings as therein defined.

19.       GOVERNING LAW

         To the extent not inconsistent with the provisions of the Internal Revenue Code that relate to options, this Plan and any option agreement adopted pursuant to it shall be construed under the laws of the State of Florida.



Dated as of October __, 2000

                                 INTELLON CORPORATION



                                 By:
                                    ------------------------------------
                                              Horst Sandfort
                                            President and CEO

Date of Shareholder Approval:     October __, 2000